Exhibit 22

SUBSIDIARIES OF THE REGISTRANT

Americrown Service Corporation,

a South Carolina Corporation

ASC Holdings, Inc.

a Kansas corporation

The California Speedway Corporation,

a Delaware Corporation

d/b/a California Speedway

Chicago Holdings, Inc.,

a Nevada Corporation

Daytona International Speedway, LLC

a Delaware LLC

Event Equipment Leasing, Inc.,

a Florida Corporation

Event Support Corporation,

a Florida Corporation

Great Western Sports, Inc.,

an Arizona Corporation,

d/b/a Tucson Raceway Park

HBP, Inc.

a Delaware corporation

Homestead-Miami Speedway, LLC

a Delaware LLC

d/b/a Homestead-Miami Speedway

International Speedway, Inc.

a Delaware corporation

ISC.com, LLC

a Delaware LLC

ISC Properties, Inc.

a Florida Corporation

ISC Publications, Inc.

a Florida Corporation

Kansas Speedway Corporation,

a Kansas Corporation

Kansas Speedway Development Corp.

a Kansas Corporation

Leisure Racing, Inc.,

a Delaware Corporation

Miami Speedway Corp.,

a Nevada Corporation

Michigan International Speedway, Inc.

a Michigan Corporation

d/b/a Michigan Speedway

Motor Racing Network, Inc.,

a Florida Corporation

Motorsports Acceptance Corporation

a Delaware Corporation

Motorsports Alliance, LLC

a Delaware LLC

Motorsports International Corp.

a Pennsylvania Corporation

New York International Speedway Corporation

a Delaware Corporation

North American Testing Company,

a Florida Corporation

North Carolina Speedway, Inc.,

a North Carolina Corporation

d/b/a North Carolina Speedway

Pennsylvania International Raceway, Inc.

a Pennsylvania Corporation

d/b/a Nazareth Speedway

Phoenix Speedway Corp.,

a Delaware Corporation

d/b/a/ Phoenix International Raceway

Regiment, Inc.

a North Carolina Corporation

Richmond International Raceway, Inc.

a Delaware Corporation

Rocky Mountain Speedway Corporation

a Colorado Corporation

Seasonal Services, Inc.,

a Florida Corporation

South Carolina International Speedway Corporation,

a South Carolina Corporation,

d/b/a Darlington International Raceway

Talladega Superspeedway, LLC

a Delaware LLC

Watkins Glen International, Inc.,

a Delaware Corporation

d/b/a Watkins Glen International

88 Corp.

a Delaware Corporation